Supplement dated June 3, 1997
                         to Prospectus dated May 1, 1997

                            The Park Avenue Portfolio

                    The Guardian Investment Quality Bond Fund

      This Supplement should be retained with the Prospectus for future reference.

      The following supplements the fourth paragraph of the section entitled "Portfolio Managers" appearing on page 30 of the Prospectus:

            Effective June 2, 1997, Thomas G. Sorell assumed sole responsibility for the portfolio management of The Guardian Investment Quality Bond Fund (the "Bond Fund"). Mr. Sorell has been co-portfolio manager of the Bond Fund since January 15, 1997. Frank J. Jones, Ph.D., President of the Portfolio, will continue to have overall responsibility for the allocation of the Bond Fund's assets among the various sectors of debt securities managed by Mr. Sorell. Mr. Sorell has concurrently assumed sole responsibility for the portfolio management of The Guardian Bond Fund, Inc.